UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2007

EAGLE BROADBAND, INC.
(Exact name of registrant as specified in charter)

TEXAS	1-15649	76-0494995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 COURAGEOUS DRIVE LEAGUE CITY, TEXAS 77573
(Address of principal executive offices)

(281) 538-6000
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 11, 2007, the company completed the sale of its set-top box division pursuant to an Asset Purchase Agreement entered into with Nighthawk Systems, Inc.  Under the agreement, Nighthawk Systems purchased all of the company’s assets related to its set-top box division for a purchase price of $4.75 million and the assumption of certain liabilities relating to the set-top box business.  Other than with respect to this transaction, the company has not had any relationship with Nighthawk Systems, Inc.

On October 11, 2007, the company entered into a Settlement Agreement and General Release with Dutchess Private Equities Fund, Ltd.  Under this agreement, the company agreed to pay to Dutchess $4.3 million in cash for the full and final settlement of the February 2, 2007, $1.3 million Promissory Note and in partial settlement of the July 24, 2006, $5.5 million Promissory Note.  The company also agreed to issue Dutchess a three-year, $2 million convertible note in exchange for the full and final settlement of the Debenture Agreement dated February 10, 2006, as amended and restated on March 20, 2006, in the face amount of $822,500, and the remaining amount due under the July 24, 2006, $5.5 million Promissory Note not satisfied by the abovementioned cash payment.

The convertible note accrues interest at 18% per annum and is convertible into shares of the company’s common stock at a conversion price equal to 75% of the lowest closing bid price for the 20-trading day period immediately prior to a conversion date.  Conversions are limited to $200,000 in a calendar month, unless the company’s stock trading volume exceeds $700,000, in which case the limitation is equal to 30% of such monthly trading volume.

ITEM 1.02

TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Under the Settlement Agreement and General Release disclosed in Item 1.01 of this Form 8-K, the February 2, 2007 Amended and Restated Security Agreement was terminated.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Reference is made to the disclosures made under Item 1.01 of this Form 8-K for a description of the transaction under which the company disposed of a significant amount of its assets.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OF A REGISTRANT.

Reference is made to the disclosures made under Item 1.01 of this Form 8-K for a description of the transaction under which a direct financial obligation of the company was created.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES.

Reference is made to the disclosures made under Item 1.01 of this Form 8-K for a description of the transaction under which unregistered shares of the company’s common stock will be issued.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
10.1	Asset Purchase Agreement dated October 11, 2007, between Eagle Broadband, Inc. and Nighthawk Systems, Inc.
10.2	Settlement Agreement and General Release dated October 11, 2007, between Eagle Broadband, Inc. and Dutchess Private Equities Fund, Ltd.
10.3	Convertible Debenture dated October 11, 2007, between Eagle Broadband, Inc. and Dutchess Private Equities Fund, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BROADBAND, INC.
(Registrant)

DATE: October 12, 2007	By:	/s/ BRIAN MORROW
Brian Morrow
Chief Operating Officer